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                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                      PHYSICIANS CLINICAL LABORATORY, INC.

                               A Stock Corporation

      Physicians Clinical Laboratory, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

      1. The name of the corporation is Physicians Clinical Laboratory, Inc. The date of filing of its original Certificate of Incorporation was April 24, 1992.

      2. Pursuant to Sections 242, 245 and 303 of the Delaware General Corporation Law, this Restated Certificate of Incorporation Restates, integrates and further amends the provisions of the Certificate of Incorporation of this corporation. On November 8, 1996, Physicians Clinical Laboratory, Inc. and its affiliated debtors each filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code, 11 U.S.C. ss.ss. 101-1330 (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California (Case No. SV96-23185-GM) (the "Bankruptcy Court"). By order dated April 18, 1997 (the "Confirmation Order"), the Second Amended Plan of Reorganization of Physicians Clinical Laboratory, Inc. and Its Affiliated Debtors was confirmed by the Bankruptcy Court pursuant to section 1129 of the Bankruptcy Code. The Confirmation Order provides for the making of this Restated Certificate of Incorporation in connection with the reorganization of Physicians Clinical Laboratory, Inc. under chapter 11 of the Bankruptcy Code.

      3. The text of the Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

      FIRST. The name of the corporation ("Corporation") is

                      Physicians Clinical Laboratory, Inc.

      SECOND. The address of the Corporation's registered office in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company.


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      THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

      FOURTH. Section 1. Authorized Capital Stock. The Corporation is authorized to issue capital stock consisting of 50,000,000 shares of Common Stock, par value $0.01 per share.

            Section 2. Common Stock. Each holder of Common Stock is entitled to one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by that holder as of the record date for that meeting.

      FIFTH. The Board of Directors of the Corporation (the "Board") may make, amend, and repeal the By-Laws of the Corporation. Any By-Law made by the Board under the powers conferred hereby may be amended or repealed by the Board (except as specified in any such By-Law so made or amended) or by the stockholders in the manner provided in the By-Laws of the Corporation. Notwithstanding the foregoing and anything contained in this Certificate of Incorporation to the contrary, By-Laws 3, 8, 10, 11, 12, 13, 33, 34 and 39 may not be amended or repealed by the stockholders, and no provision inconsistent therewith may be adopted by the stockholders, without the affirmative vote of the holders of at least 75% of the Voting Stock, voting together as a single class. The Corporation may in its By-Laws confer powers upon the Board in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board by applicable law.

      SIXTH. Special meetings of stockholders of the Corporation may be called only by (a) the Chairman of the Board ("Chairman") or (b) the Secretary of the Corporation within 10 calendar days after receipt of the written request of (i) a majority of the total number of Directors that the Corporation would have if there were no vacancies, whether or not equal to the actual number of Directors serving at that time ("Whole Board"), or (ii) the holders of record of at least 10% of the Voting Stock. At any annual meeting of stockholders or a special meeting of stockholders of the Corporation, only such business will be conducted or considered as has been brought before such meeting in the manner provided in the By-Laws of the Corporation. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least 75% of the Voting Stock will be required to amend or repeal, or adopt any provision inconsistent with, this Article Sixth. For the purposes of this Certificate of Incorporation, "Voting Stock" means stock of the Corporation of any class or series entitled to vote generally in the election of Directors.

      SEVENTH. Section 1. Number and Election of Directors. The number of Directors of the Corporation shall be 5. Directors may be elected only at an annual meeting of stockholders. Election of Directors of the Corporation need not be by written ballot unless requested by the Chairman or by the holders of a majority of the


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Voting Stock present in person or represented by proxy at a meeting of the stockholders at which Directors are to be elected.

                  Section 2. Nomination of Director Candidates. Directors may be nominated for election by the stockholders of any class or series entitled to vote generally in the election of the Directors only at an annual meeting of stockholders. Advance notice of stockholder nominations for the election of Directors must be given in the manner provided in the By-Laws of the Corporation.

                  Section 3. Newly Created Directorships and Vacancies. Newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause will be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board, or by a sole remaining Director. Any Director elected in accordance with the preceding sentence will hold office until the next annual meeting of the Corporation and until his or her successor is elected and qualified.

                  Section 4. Removal. Any Director may be removed from office by the stockholders only in the manner provided in this Section 4. At any annual meeting or special meeting of the stockholders, the notice of which states that the removal of a Director or Directors is among the purposes of the meeting, the affirmative vote of the holders of at least 662/3% of the Voting Stock may remove such Director or Directors.

                  Section 5. Amendment, Repeal, Etc. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least 75% of the Voting Stock will be required to amend, to repeal, or to adopt any provision inconsistent with, this Article Seventh.

      EIGHTH. Section 1. Definitions. As used in this Article Eighth, the following terms shall have the following meanings:

            "Employment Agreement" shall mean that certain Employment Agreement dated as of September 30, 1997 by and between the Corporation and J. Marvin Feigenbaum.

            "Initial Public Offering" shall mean the public offering of shares of Common Stock of the Corporation pursuant to a Registration Statement in a transaction where (A) the aggregate Proceeds to be paid to the Corporation in such public offering (aggregated with the proceeds paid to the Corporation in any prior public offerings of shares of Common Stock of the Corporation pursuant to a Registration Statement) are not less than Ten Million Dollars ($10,000,000) and (B) the number of shares of Common Stock to be sold pursuant to such Registration Statement (aggregated with the shares previously sold pursuant to any Registration Statement filed by the Corporation, including in each case any shares sold or to be sold by selling shareholders) is not less than fifteen percent (15%) of the number of


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outstanding shares of Common Stock after giving pro forma effect to such Initial
Public Offering.

            "Participating Stockholders" shall mean the Stockholders and their respective Permitted Transferees.

            "Permitted Transferee" shall mean any Person who shall have acquired shares of Common Stock from a Stockholder or from another Permitted Transferee other than in a transaction pursuant to a registration statement filed with the Securities and Exchange Commission, or any successor rule to such rule, and such Person shall have given written notice to the Corporation of such acquisition and of its status as a Permitted Transferee.

            "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government agency or political subdivision thereof.

            "Pro Rata Portion" shall mean, with respect to any offer of Securities, as to each Participating Stockholder a percentage based upon a fraction, the numerator of which is the number of shares of Common Stock held by such Participating Stockholder immediately prior to delivery of a Corporation Issuance Notice and the denominator which is the aggregate number of shares of Common Stock held by all of the Participating Stockholders to whom such Notice is given.

            "Proceeds" shall mean the proceeds to the Corporation in a public offering net of underwriting discounts and commissions and before deducting any other expenses payable by the Corporation.

            "Registration Statement" shall mean a registration statement filed by the Corporation pursuant to the Securities Act of 1933, as amended, other than registrations on Form S-8 or Form S-4 or any other registration form to be used for a business combination or any successor form to either of such forms.

            "Securities" shall mean shares of Common Stock or securities convertible into or exchangeable for Common Stock or options to purchase Common Stock or to purchase securities convertible into or exchangeable for Common Stock.

            "Stockholders" shall mean Nu-Tech Bio-Med, Inc., Oaktree Capital Management, LLC (as agent on behalf of OCM Opportunities Fund, L.P. and Columbia/HCA Master Retirement Trust), Belmont Fund, L.P., Belmont Capital Partners II, L.P. The Copernicus Fund, L.P., The Galileo Fund, L.P., and Cerberus Partners, L.P.

            "Stockholders Agreement" shall mean that certain Stockholders Agreement dated as of September 30, 1997 by and between the Corporation, Nu-Tech


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Bio-Med, Inc. and Oaktree Capital Management, LLC, as agent on behalf of OCM
Opportunities Fund, L.P. and Columbia/HCA Master Retirement Trust.

            "Warrants" shall mean the warrants issued pursuant to the Second Amended Joint Plan of Reorganization of Physicians Clinical Laboratory, Inc. and Its Affiliated Debtors, filed with the United States Bankruptcy Court on February 7, 1997.

            Section 2. Preemptive Rights. If the Corporation proposes to issue or transfer any Securities to any Person, the Corporation shall make the offer to sell and otherwise comply with the requirements set forth in this Article Eighth. Notwithstanding the foregoing, the Corporation may issue Securities without making the offer to sell set forth in this Article Eighth in connection with (i) an Initial Public Offering, (ii) the issuance of Securities representing up to 200,000 shares of Common Stock to directors, officers and employees of the Corporation pursuant to the Corporation's 1997 Equity and Performance Incentive Plan or any other incentive plan which provides for the issuance of Securities to directors, officers or employees of the Corporation,
(iii) the issuance of Securities pursuant to the Employment Agreement and the Warrants or (iv) an issuance of Securities in consideration for and upon consummation of (x) a merger with respect to which the holders of Voting Stock (as that term is defined in Article Sixth) of the Corporation immediately prior to such merger beneficially own not less than a majority of the issued and outstanding shares of Voting Stock of the surviving entity or (y) an acquisition of assets or stock by the Corporation so long as, in either the case of (x) or
(y), such transaction has been approved by the affirmative vote of at least one director nominated by OCM Administrative Services, L.L.C. or its designee pursuant to the Stockholders Agreement (a "Qualifying Acquisition").

                  (a) Issuance Notice. If the Corporation proposes to issue Securities to any Person, the Corporation shall deliver a written notice of the proposed issuance (the "Corporation Issuance Notice") to each Participating Stockholder. The Corporation Issuance Notice shall contain a description of the proposed transaction and the terms thereof including the number of Securities proposed to be issued (collectively, the "Corporation Issued Securities"), the name of each person to whom or in favor of whom the proposed issuance is to be made (the "Corporation Recipient") and a description of the consideration to be received by the Corporation upon issuance of the Corporation Issued Securities. The Corporation Issuance Notice shall be accompanied by a copy of the bona fide third party written offer (for purposes of this Article Eighth, an executed letter of intent stating the terms of such offer, or incorporating by reference a separate summary of terms, shall be deemed a written offer). On a day that is not earlier than ten (10) days following the delivery of the Corporation Transfer Issuance Notice, the Corporation may issue the Corporation Issued Securities to the Corporation Recipient on the terms set forth in the Corporation Issuance Notice.

                  (b) Terms of Offer. Upon completion of the issuance of the Corporation Issued Securities referred to in paragraph (a) above, the Corporation


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shall deliver a written offer to sell (the "Offer to Sell") to each
Participating Stockholder a number of Securities equal to such Participating Stockholders Pro Rata Portion of the Corporation Issued Securities. The Offer to Sell shall be on the same terms and conditions, and shall be for the same consideration, as described in the Corporation Issuance Notice; provided, however, that any such Stockholder may, at its option, pay fair market value in cash (as determined by the Board of Directors) in lieu of any non-cash consideration.

                  (c) Acceptance of Offer. For a period of thirty (30) days after receipt of an Offer to Sell, any Participating Stockholder may, by written notice to the Corporation, accept the Offer to Sell in whole or in part.

                  (d) Termination of Rights. The Stockholders' rights and the Corporation's obligations with respect to the Participating Stockholders under this Article Eighth shall terminate upon the occurrence of an Initial Public Offering.

                  (e) Reservation of Shares. The Corporation at all times shall reserve an appropriate number of shares from its authorized but unissued Common Stock for issuance to the Participating Stockholders pursuant to this Article Eighth. Upon issuance, all shares of Common Stock issued pursuant to this Article Eighth shall be duly authorized, validly issued, fully paid and non-assessable.

      NINTH. To the full extent permitted by the Delaware General Corporation Law or any other applicable law currently or hereafter in effect, no Director of the Corporation will be personally liable to the Corporation or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a Director of the Corporation. Any repeal or modification of this Article Ninth will not adversely affect any right or protection of a Director of the Corporation existing prior to such repeal or modification.

      TENTH. Each person who is or was or had agreed to become a Director, officer, employee or agent of the Corporation, or is or was serving or who had agreed to serve at the request of the Board or an officer of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other entity, whether for profit or not for profit (including the heirs, executors, administrators or estate of such person), will be indemnified by the Corporation to the full extent permitted by the Delaware General Corporation Law or any other applicable law as currently or hereafter in effect and will be entitled to advancement of expenses in connection therewith. The right of indemnification and of advancement of expenses provided in this Article Tenth (a) will not be exclusive of any other rights to which any person seeking indemnification may otherwise be entitled, including without limitation pursuant to any contract approved by a majority of the Whole Board (whether or not the Directors approving such contract are or are to be parties to such contract or similar contracts), and (b) will be applicable to matters otherwise within its scope whether or not such matters arose or arise before or after the adoption of this Article Tenth. Without limiting the generality of the foregoing, the Corporation may


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adopt By-Laws, or enter into one or more agreements with any person, which provide for indemnification and/or advancement of expenses greater or different than that provided in this Article Tenth or the Delaware General Corporation Law. Any amendment or repeal of, or adoption of any provision inconsistent with, this Article Tenth will not adversely affect any right or protection arising hereunder, or arising out of facts occurring, prior to such amendment, repeal, or adoption and no amendment, repeal, or adoption will affect the legality, validity or enforceability of any contract entered into or right granted prior to the effective date of such amendment, repeal or adoption.

      ELEVENTH. The Corporation will not issue nonvoting equity securities to the extent prohibited by Section 1123 of the Bankruptcy Code; provided, however, that this Article Eleventh (a) will have no further force and effect beyond that required under Section 1123 of the Bankruptcy Code, (b) will have such force and effect, if any, only for so long as such Section is in effect and applicable to the Corporation, and (c) in all events may be amended or eliminated in accordance with applicable law as from time to time in effect.

      TWELFTH: This Amended and Restated Certificate of Incorporation takes the place of and supersedes the existing Certificate of Incorporation as heretofore amended.

                                   * * * * * *

            IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by J. Marvin Feigenbaum, its Chief Operating Officer, this 29th day of September, 1997.


                              PHYSICIANS CLINICAL LABORATORY, INC.


                              By
                                 -----------------------------------
                                    J. Marvin Feigenbaum,
                                    Chief Operating Officer


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